Fair Value Measurements - Changes in fair value measurements (Details) - Level 3 - USD ($) $ in Thousands	12 Months Ended
	Jan. 31, 2024	Jan. 31, 2023
Fair value measurements in Level 3 of the fair value inputs
Balance at the beginning	$ 30,949	$ 12,990
Increase from acquisitions	19,550	26,043
Cash payments	(31,688)	(10,782)
Charges through profit or loss	16,334	2,804
Effect of movements in foreign exchange	1	(106)
Balance at the end	$ 35,146	$ 30,949